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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 24, 2000
                                                         ----------------

                               Whittman-Hart, Inc.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                       0-28166                36-3797833
----------------------------           ------------         ------------------
(State or Other Jurisdiction           (Commission               (IRS Employer
     of incorporation)                 File Number)         Identification No.)


311 South Wacker Drive, Suite 3500, Chicago, Illinois            60606-6618
-----------------------------------------------------            ----------
     (Address of Principal Executive Offices)                    (Zip Code)


      Registrant's telephone number, including area code (312) 922-9200
                                                         --------------


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ITEM 5.    OTHER EVENTS.

On January 24, 2000, Whittman-Hart issued the press release attached as
Exhibit 99.2 to announce its results of operations for the fourth quarter of 1999. The information contained in the press release is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA
           FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits

           99.1        Press Release dated January 24, 2000.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WHITTMAN-HART, INC.

Dated: January 26, 2000                  By:   /s/   Bert Young
                                               -------------------------------
                                                     Bert Young
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

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
EXHIBIT NO.      EXHIBIT
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

99.1             Press Release dated January 24, 2000.

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